J.P. MORGAN MONEY MARKET FUNDS

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(Eagle Class Shares)

(each a series of JPMorgan Trust I)

Supplement dated January 13, 2012

to the Summary Prospectuses dated July 1, 2011

Effective February 20, 2012, the address to which you will need to write to purchase or sell shares will change, as set forth below.

The second bullet point in the section titled “Purchase and Sale of Fund Shares” in each Fund’s Risk/Return Summary is hereby deleted in its entirety and replaced by the following:

•

By writing to Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI 53202 (for overnight service)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MMEAGLE-112